Exhibit 99.1

Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com Helmerich & Payne, Inc. Barclays CEO Energy/Power Conference September 10, 2009

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

H&P’s Global Rig Fleet 262 Total Rigs (Includes New Build Commitments) Offshore * Includes 7 rigs under construction and scheduled for completion by the end of the third quarter of fiscal 2010. ** Includes 15 FlexRigs (13 have long-term contracts, 1 is idle and 1 is being deployed to Africa for a short-term project). U.S. Land 214* U.S. FlexRigs 175* Mobile & Conventional 39 9 International Land 39**

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 255 262 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* 2010E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

Our fleet utilization seems to have stabilized and is now slowly improving Declining U.S. natural gas production levels are fostering encouraging prospects for a 2010 U.S. land rig count recovery FlexRigs are attracting new customers We are seeing additional opportunities in international markets Progress with receivable collections in Venezuela Encouraging Signs...

H&P’s Global Fleet Under Term Contracts (as of September 1, 2009) * Includes delayed new builds which are expected to generate revenue but not revenue days. 0 20 40 60 80 100 120 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Number of Rigs Under Long - Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet* (Including Committed New Builds) U.S. Land Offshore International Land

**** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. *** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT. Technology and Quality Service Make a Difference Utilization Premium Rig Margin Premium * Does not include the impact of early contract termination revenue. $0 $3,000 $6,000 $9,000 $12,000 $15,000 H&P Peers** Average U.S. Land Rig Margin per Day* (12 Months Ended June 30, 2009) 30% 50% 70% 90% H&P Peers**** Estimated U.S. Land Rig Utilization*** (12 Months Ended June 30, 2009)

* NBR’s footage drilled corresponds to Nabors Drilling USA, LP. U.S. Land Footage Drilled 0 2 4 6 8 10 UNT PDS PTEN NBR* H&P Footage Drilled (in millions) U.S. Land Footage Drilled (Rig Data Driller Ranking - January 2009 to August 2009)

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $100 $200 $300 $400 $500 $600 $700 UNT PTEN* NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended June 30, 2009

Peer Group Return on Equity * NBR’s, PTEN’s and UNT's calculations exclude charges that were a result of asset retirements and impairments, including ceiling test write-downs. 0% 3% 6% 9% 12% 15% 18% PTEN UNT NBR HP Estimated ROE Return on Equity* 12 Months Ended June 30, 2009

Drilling is becoming more challenging and highly-capable rigs are expected to be in short supply Growing focus on technology-based solutions that enable lower total well costs Increasing safety and environmental sensitivity Unconventional plays are the most economically viable and tend to require highly-capable rigs Market Trends Favor H&P

H&P is Leading the U.S. Land Retooling Effort Refurbished rigs, built between 1940s and 1982 AC Driven New Builds Other New Builds Conventional Rigs Total Available U.S. Land Fleet (Estimates) (~ 2,450 Rigs) AC Driven (FlexRig 3 & 4) Other New Builds (FlexRig 1 & 2) Conventional Rigs H&P's Available U.S. Land Fleet (207 Rigs as of 9/1/09)

How does the “80% rule” work? The land drilling rig market is segmented into the haves and the have-nots. In this bifurcated market, demand for high performance rigs should eventually lead to better spot dayrates. Going Forward

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New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

Value Proposition Example (2008) – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

This Value Proposition Example Remains Valid Estimated Field H&P FlexRig3 Competitor Average Summer 2009 (Spot) (Term Contract) 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $14,000 $26,500 Operator’s other intangible $12,000 $12,000 cost per day estimate Total daily cost estimate $26,000 $38,500 Total cost per well (daily services) $520,000 $492,800 3. Total well savings with H&P – per well $27,200 per year $0.8MM

Spot Market Value Proposition Example Estimated Field H&P FlexRig3 Competitor Average Summer 2009 (Spot) (Spot) 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $14,000 $20,000 Operator’s other intangible $12,000 $12,000 cost per day estimate Total daily cost estimate $26,000 $32,000 Total cost per well (daily services) $520,000 $409,600 3. Total well savings with H&P – per well $110,400 per year $3.1MM

Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

H&P’s U.S. Land Fleet Status (as of September 1, 2009) 92 21 55 24 94 89 0 10 20 30 40 50 60 70 80 90 100 Under Term Spot Market Active Spot Market Stacked Number of H&P Rigs Highly Mobile Conventional FlexRigs

Large E&P operators that are gas-focused remain on the sidelines H&P’s spot market activity continues to improve Spot dayrates continue to slightly decline Two more FlexRigs have been contracted for work in the Marcellus Shale In addition, the Company recently entered into two one-year term contracts, one each in the Bakken Shale and the Barnett Shale H&P’s U.S. Land Operations

H&P’s U.S. Land Fleet Under Term Contracts * Delayed new builds (in maroon) are expected to generate revenue but not revenue days. (as of September 1, 2009) 0 20 40 60 80 100 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Number of Rigs (Estimated Quarterly Average) Term Contract Status - H&P U.S. Land (Including Commited New Builds) Term Contracts - Delayed New Builds* Term Contracts - Active Rigs

Changes in U.S. Land Rig Count * PDS’s active rig count includes both PDS and GW rigs. - 80% - 70% - 60% - 50% - 40% - 30% - 20% - 10% 0% HP U.S. Land PDS* NBR UNT PTEN Change in Rig Count Estimated Change Since Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17, 2008 to September 4, 2009)

H&P’s International Land Operations Rig Fleet Status (as of September 2, 2009) Active In-transit Idle Total Long-term Contracts Argentina 3 2 4 9 4 Colombia 5 1 6 2 Ecuador 4 4 Mexico 2 4 6 6 Tunisia 1 1 Venezuela 1 10 11 Other 2 2 1 Total 15 8 16 39 13 1) Ready on location and waiting for the operator to commence operations. 2) Includes recent agreement for two additional FlexRigs. 3) Includes one rig under a long-term contract still in the U.S. waiting on the operator to determine an international location. 4) 13 of 15 FlexRigs (included in the international fleet of 39 rigs) are under long-term contracts. (1) (2) (3) (4)

Since the last quarterly conference call on July 30, 2009, approximately $30 million has been collected from PDVSA, about 90% of which was in U.S. dollars and the remainder in local currency. Total unpaid invoices approximate $70 million, about 85% of which is expected to be booked as revenue as cash is collected. The remainder corresponds to invoices that were recorded as revenue and remain pending. Ten of the eleven H&P rigs that formerly worked for PDVSA and that have completed their contract obligations are currently idle. The eleventh rig is scheduled to complete its contract obligations in September 2009. The Company will continue to pursue future drilling opportunities in Venezuela, but it does not expect to commit to new contracts until additional progress is made on pending receivable collections and on conversion of local currency to U.S. dollars. H&P’s Venezuelan Operations (as of September 2, 2009)

Seven of the Company’s offshore platform rigs are active and two are idle The two rigs that are currently idle have good work prospects for fiscal 2010 Of the seven active rigs, one is expected to be released and become idle in the current fiscal quarter Two of the six remaining active rigs are under long-term contracts Our two U.S. based management contracts are expected to remain active in fiscal 2010, and the new Equatorial Guinea management contract is expected to fully ramp-up by the second fiscal quarter of 2010 H&P’s Offshore Operations (as of September 2, 2009)

High-grading our work force Controlling our costs Improving our field support Targeting new markets – Marcellus, Mexico, others Selling the value proposition to new customers Maintaining Safety Excellence Continue our remarkable level of field performance Taking Advantage in a Soft Market

Source: EnergyPoint Research, Inc. * Trailing four quarters averages * * Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied” 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 2006 Q1 2009 Q2 2009 HP Peer A Peer B Peer C

End of Presentation